SUPPLEMENT TO THE PROSPECTUS
Supplement dated January 25, 2022, to the Prospectus dated July 29, 2021.

MFS® Municipal Income Fund

Effective March 1, 2022, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":
Portfolio Manager	Since	Title
Megan Poplowski	March 2022	Investment Officer of MFS

Effective March 1, 2022, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":
Portfolio Manager	Primary Role	Five Year History
Megan Poplowski	Portfolio Manager	Employed in the investment area of MFS since 2015

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